CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

CAPITAL MARKETS DEBT SUBORDINATION AGREEMENT

            CAPITAL MARKETS DEBT SUBORDINATION AGREEMENT, dated as of November 21, 2000, among SBC COMMUNICATIONS INC., a Delaware corporation ("SBC"), BELLSOUTH CORPORATION, a Georgia corporation ("BellSouth"), any subsidiary of SBC or BellSouth that is or hereafter becomes bound to the terms of this agreement in the manner described herein (a "Subsidiary Lender"; SBC, BellSouth (for itself and as successor by merger to BellSouth Capital Funding Corporation) and each Subsidiary Lender is referred to herein as a "Subordinated Creditor" and, collectively, the "Subordinated Creditors"), and CINGULAR WIRELESS LLC, a Delaware limited liability company (the "Borrower").

                              W I T N E S S E T H:

            WHEREAS, each of the Subordinated Creditors has extended credit, and may in the future extend credit, to the Borrower and its Subsidiaries; and

            WHEREAS, by entering into, or agreeing to be bound by, the terms of this Capital Markets Subordination Agreement each Subordinated Creditor desires to agree, for the benefit of the holders of Senior Capital Markets Debt (as defined herein), to certain subordination and related terms that shall apply to any such credit, provided that such credit is identified on Schedule A hereto, in the case of SBC or any Subsidiary of SBC, or Schedule B hereto, in the case of BellSouth or any Subsidiary of BellSouth (all such indebtedness identified on such schedules, as such schedules may from time to time be supplemented in accordance with the terms hereof and as the original maturities of such indebtedness may have been extended by the Initial Subordination Agreement (as hereinafter defined), the "Shareholder Loans"); and

            WHEREAS, the Borrower has entered into a 364-day Credit Agreement, dated as of November 20, 2000, among the Borrower, the Lenders party thereto, and Morgan Guaranty Trust Company of New York, as Administrative Agent (as the same may be amended, modified, supplemented or restated from time to time, and any replacement, substitution, refunding or refinancing of all or any portion thereof which by its terms is stated to be entitled to the benefits of the Initial Subordination Agreement defined below, whether with the same or different lenders, the "Credit Agreement"); and

            WHEREAS, in connection therewith the Borrower and the Subordinated Creditors entered into a Subordination and Extension Agreement, dated as of November 20, 2000, as amended or proposed to be amended by Amendment No. 1, dated as of October 23, 2001 (the "Initial Subordination Agreement"); and

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

            WHEREAS, under the terms of the Initial Subordination Agreement, the parties thereto contemplated that additional "Senior Pari Passu Debt" (as defined therein) could be issued by the Borrower from time to time; and

            WHEREAS, the Borrower intends to issue Senior Capital Markets Debt from time to time that qualifies as "Senior Pari Passu Debt" under the Initial Subordination Agreement;

            NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

            SECTION 1. DEFINITIONS

            1.1 The following terms shall have the following meanings:

                  "Agreement": This Capital Markets Debt Subordination
            Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "interest": with respect to any Senior Capital Markets Debt shall also refer to any additional interest or liquidated damages payable under any registration rights agreement.

                  "Other Creditor": has the meaning specified in Section 2.5(a)
            of this Agreement.

                  "Person": any individual, entity or organization.

                  "Senior Bank Debt": all "Senior Debt" as defined in the
            Initial Subordination Agreement.

                  "Senior Capital Markets Debt": all obligations payable from time to time by the Borrower pursuant to (i) each commercial paper note issued from time to time by the Borrower pursuant to the terms of the Issuing and Paying Agent Agreement, dated as of November 15, 2000, between the Borrower and Chase Manhattan Bank, as issuing and paying agent, as amended, modified, supplemented or restated from time to time, (ii) each other commercial paper note, commercial note or similar indebtedness for borrowed money having an original maturity of 390 days or less (but the maturity of which may be extendible, either automatically unless the holder elects to the contrary or on some other basis), and (iii) each other obligation of the Borrower to creditors other than the Subordinated Creditors (A) that each of SBC and BellSouth has approved

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

            as Senior Capital Markets Debt by executing a notice substantially in the form of Exhibit B hereto and delivering a signed counterpart thereof to the Borrower and (B)(I) which by its terms is expressly stated to be "Senior Capital Markets Debt" under this Agreement or
            (II) which the Borrower from time to time after the issuance thereof has notified in writing the creditors for such obligation or their trustee, agent or other representative is "Senior Capital Markets Debt" under this Agreement, in each case with respect to obligations referred to in clauses (i) - (iii) above including, without limitation, all obligations for the payment of principal of and interest (including interest accruing on or after, or which would accrue but for, the filing of any petition in bankruptcy or for reorganization relating to the Borrower, whether or not a claim for post-petition interest is allowed in such proceeding) on any amounts due thereunder.

                  "Senior Pari Passu Debt": the Senior Capital Markets Debt and
            Senior Bank Debt, together with each other obligation of the Borrower to creditors other than the Subordinated Creditors the payment of which by its terms is expressly stated to be senior to payment of the Subordinated Obligations and which is expressly entitled by agreement of the Subordinated Creditors to pro rata payment by the Borrower (on the basis of then outstanding unpaid obligations) on a pari passu basis with all payments by the Borrower to the holders of Senior Capital Markets Debt, Senior Bank Debt and other Senior Pari Passu Debt required herein from payments that would otherwise be made to the Subordinated Creditors.

                  "Subordinated Obligations": the collective reference to the unpaid obligations with respect to the Shareholder Loans, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with the Shareholder Loans, in each case whether on account of principal, interest, reimbursement obligations, fees indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Subordinated Creditors that are required to be paid by the Borrower pursuant to the terms of any Shareholder Loans).

                  "Subsidiary": as to any Person, any corporation or other
            entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

            similar functions are at the time directly or indirectly owned by such Person.

            1.2 The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

            1.3 The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            SECTION 2. TERMS OF SUBORDINATION

            2.1 Subordination. (a) Each Subordinated Creditor agrees, for itself and each future holder of the Subordinated Obligations, that the Subordinated Obligations are expressly subordinate and junior in right of payment to all Senior Capital Markets Debt.

            (b) As used herein, "subordinate and junior in right of payment" shall mean that:

            (i) No payment or prepayment of any principal, premium (if any) or interest on account of a Subordinated Obligation and no repurchase, redemption or other retirement (whether at the option of the holder or otherwise) of a Subordinated Obligation shall be made so long as this Agreement is effective; provided that payments of interest or premium or payments or prepayments of principal may be made from any source, if, at the time of such payment or prepayment and immediately after giving effect thereto, there shall not exist a default in the payment or prepayment of any principal of or interest on any Senior Capital Markets Debt;

            (ii) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings, relative to the Borrower or to its creditors, as such, or to its property, or in the event of any proceeding for voluntary liquidation, dissolution or other winding up of the Borrower, whether or not involving insolvency or bankruptcy, then the holders of all Senior Pari Passu Debt shall be entitled to receive payment in full in cash of all Senior Pari Passu Debt before the holders of the Subordinated Obligations are entitled to receive any payment on account of the Subordinated Obligations, and to

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

      that end the holders of the Senior Pari Passu Debt shall be entitled to receive pro rata distributions of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect of the Subordinated Obligations;

            (iii) If any Subordinated Obligation is declared or otherwise becomes due and payable (under circumstances when the provisions of the foregoing paragraphs (i) or (ii) are not applicable, whether as a result of the occurrence of an event of default under such Subordinated Obligations or otherwise), the holders of Senior Pari Passu Debt outstanding at the time such Subordinated Obligations so become due and payable shall be entitled to receive payment in full of all Senior Pari Passu Debt before the holders of the Subordinated Obligations are entitled to receive any payment on account of the Subordinated Obligations;

            (iv) If, notwithstanding the occurrence of any of the events described in paragraphs (i) (other than a payment permitted by the proviso thereto), (ii) and (iii), any such payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, shall be received by the holders of Subordinated Obligations before all Senior Pari Passu Debt is paid in full in cash, or provision made for such payment in a manner satisfactory to each holder of Senior Pari Passu Debt (or such holder's representative, which in the case of Senior Capital Markets Debt issued pursuant to an indenture shall be the trustee thereunder), such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Pari Passu Debt or their representative or representatives, as their respective interests may appear, for application to the payment of all Senior Pari Passu Debt remaining unpaid to the extent necessary to pay such Senior Pari Passu Debt in full in cash, in accordance with its terms, after giving effect to any concurrent payment or distribution to all holders of such Senior Pari Passu Debt; and

            (v) No holder of Senior Capital Markets Debt shall be prejudiced in its right to enforce subordination of the Subordinated Obligations by any act or failure to act on the part of the Borrower; provided that the foregoing provisions are solely for the purpose of defining the relative rights of the holders of Senior Capital Markets Debt, on the one hand, and the holders of Subordinated Obligations, on the other hand, and that nothing herein

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

      shall impair, as between the Borrower and the holders of the Subordinated Obligations, the obligation of the Borrower, which shall be unconditional and absolute, to pay to the holders of the Subordinated Obligations the principal and premium (if any) thereof and interest thereon in accordance with its terms, nor shall anything therein prevent the holders of the Subordinated Obligations from exercising all remedies otherwise permitted by applicable law or the instruments pursuant to which the Subordinated Obligations were issued upon default thereunder, subject to the rights under paragraphs (i), (ii), (iii), and (iv) above of the holders of Senior Pari Passu Debt to receive cash, property or securities otherwise payable or deliverable to the holders of the Subordinated Obligations.

            (c) The expressions "prior payment in full," "payment in full," "paid in full", "fully paid and satisfied" and any other similar terms or phrases when used in this Agreement, with respect to the Senior Capital Markets Debt, shall mean the full and final payment in cash, in immediately available funds, of all of the Senior Capital Markets Debt.

            To the extent any payment of Senior Capital Markets Debt (whether by or on behalf of the Borrower, as proceeds of security or enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar laws, then if such payment is recovered by, or paid over to, such trustee, receiver or other similar party, the Senior Capital Markets Debt or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent the obligation to repay any Senior Capital Markets Debt is declared to be fraudulent, invalid or otherwise set aside under any bankruptcy, insolvency, receivership, fraudulent conveyance or similar laws, then the obligations so declared fraudulent, invalid or otherwise set aside (and all other amounts that would become due with respect thereto had such obligations not been so affected) shall be deemed to be reinstated and outstanding as Senior Capital Markets Debt for all purposes hereof as if such declaration, invalidity or setting aside had not occurred.

            (d) Notwithstanding any other provision of this Agreement, the Borrower shall have the right to make, and the Subordinated Creditors shall have the right to receive and to retain, any payment or voluntary prepayment by the Borrower of any Subordinated Obligation as contemplated by the proviso to paragraph (i) of subsection 2.1(b) if, immediately after giving

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS


effect thereto, there shall not exist a default in the payment or prepayment of any principal of or interest on any Senior Capital Markets Debt.

            2.2 Additional Subordinated Obligations. A Subordinated Creditor may cause Schedule A or Schedule B hereto, as the case may be, to be supplemented from time to time to add additional obligations of the Borrower to the Subordinated Creditor (or its Subsidiary) as Subordinated Obligations by executing a notice substantially in the form of Exhibit A hereto and delivering a signed counterpart thereof to the Borrower. Schedule A and Schedule B, as the case may be, will be deemed modified as of the date such signed notices have been delivered.

            2.3 Agreement to Cooperate. Each Subordinated Creditor hereby agrees, under the circumstances set forth in paragraph (ii) of subsection 2.1(b), duly and promptly to take such action as may be requested at any time and from time to time by the holders of Senior Capital Markets Debt (or their representative), to file appropriate proofs of claim in respect of the Subordinated Obligations, and to execute and deliver such powers of attorney, assignments of proofs of claim or other instruments as may be requested by the holders of Senior Capital Markets Debt (or their representative), in order to enable the holders of Senior Capital Markets Debt to enforce any and all claims upon or in respect of the Subordinated Obligations and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations.

            2.4 Subrogation. (a) No Subordinated Creditor shall be entitled to enforce its rights of subrogation to receive payments or distributions of assets of the Borrower on the Senior Capital Markets Debt until the Senior Capital Markets Debt has been paid in full.

            (b) Subject to the payment in full of all Senior Capital Markets Debt, until all amounts owing on the Subordinated Obligations shall be paid in full the Subordinated Creditors shall be subrogated to the rights of the holder(s) of the Senior Capital Markets Debt (to the extent of payments or distributions previously made to such holders pursuant to the provisions of subsection 2.1(b)).

            2.5 Additional Senior Obligations. (a) For purposes of this Agreement, "Other Creditor" means a holder of Senior Pari Passu Debt or any other creditor of the Borrower or a Subsidiary of the Borrower, but does not include a holder of Senior Capital Markets Debt. No Subordinated Creditor shall grant or permit to exist any contractual agreement with or for

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

the benefit of any Other Creditor that provides for the subordination of the payment of any Subordinated Obligation to the payment of obligations of the Borrower to such Other Creditor unless payment of that Subordinated Obligation is also subordinated to the payment in full of the Senior Capital Markets Debt on terms and conditions that are at least as favorable, provided however, that nothing herein shall (i) be deemed to limit or restrict (A) any Subordinated Creditor's agreement with any Other Creditor that would prohibit or limit any payments by the Borrower or any Subsidiary of the Borrower to the Subordinated Creditor following the occurrence and during the continuance of a non-payment default with respect to its obligations to the Other Creditor, or (B) any Subordinated Creditor from undertaking with any Other Creditor to maintain all or any portion of the Subordinated Obligations outstanding through any specified minimum maturity date, or (ii) require the granting for the benefit of the Senior Capital Markets Debt of a provision corresponding to clause (i)(A) or
(B).

            (b) Terms of any subordination of the obligations of the Borrower or any Subsidiary of the Borrower to any Subordinated Creditor that may from time to time be established for the benefit of the holders of Senior Capital Markets Debt pursuant to the terms of subsection (a) of this Section may without the consent of any holder of Senior Capital Markets Debt be amended on substantially the same terms and conditions as any amendment of the terms provided to the relevant Other Creditor or be eliminated to the extent such subordination is eliminated with respect to the relevant Other Creditor.

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

            2.6 Refinancing of Subordinated Obligations. Neither the Borrower nor any Subsidiary of the Borrower shall incur or become liable with respect to any indebtedness owed to any Subordinated Creditor or any Affiliate thereof if the net proceeds of such indebtedness are used, directly or indirectly, to refinance any Subordinated Obligations ("Refinancing Indebtedness"), unless such Refinancing Indebtedness is subordinated to the Senior Capital Markets Debt at least to the same extent as such refinanced Subordinated Obligations; provided, however that an incurrence of indebtedness by the Borrower or any Subsidiary of the Borrower shall not constitute Refinancing Indebtedness under this Agreement if the Board of Directors of the Borrower makes a good faith determination that such indebtedness is not Refinancing Indebtedness (such determination being binding and conclusive for all purposes hereof).

            SECTION 3. REPRESENTATIONS.

            Each Subordinated Creditor represents and warrants as follows:

            3.1 Power and Authority; Authorization; No Violation. The Subordinated Creditor has corporate power, authority and legal right to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on its part, do not require any approval or consent of any trustee or holders of any indebtedness or obligations of the Subordinated Creditor and will not violate any provision of law, governmental regulation, order or decree or any provision of any material indenture, mortgage, contract or other agreement entered into by the Subordinated Creditor or by which the Subordinated Creditor is bound.

            3.2 Consents. No consent, license, approval or authorization of, or registration or declaration with, any governmental instrumentality, domestic or foreign, is required in connection with the execution, delivery and performance by the Subordinated Creditor of this Agreement.

            3.3 Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Subordinated Creditor enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and to the availability of equitable remedies.

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

            SECTION 4. MODIFICATIONS OF SENIOR CAPITAL MARKETS DEBT; RELIANCE.

            Each Subordinated Creditor consents that, without the necessity of any reservation of rights against the Subordinated Creditors, and without notice to or further assent by the Subordinated Creditors, (a) any demand for payment of any Senior Capital Markets Debt may be rescinded in whole or in part, and any Senior Capital Markets Debt may be continued, and the Senior Capital Markets Debt, or the liability of any other party upon or for any part thereof, or any collateral security or guaranty therefor, or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released and (b) any document or instrument evidencing or governing the term of any Senior Capital Markets Debt or any other collateral security documents or guaranties or documents in connection with Senior Capital Markets Debt (other than this Agreement) may be amended, modified, supplemented or terminated, in whole or in part, as the holders of Senior Capital Markets Debt may deem advisable from time to time, the manner, place or terms of payment or time of payment of the Senior Capital Markets Debt may be amended or supplemented, any collateral security at any time held by the holders of Senior Capital Markets Debt for the payment of any of the Senior Capital Markets Debt may be sold, exchanged, waived, surrendered or released, in each case, except as provided above, all without notice to or further assent by any Subordinated Creditor, and all without impairing, abridging, releasing or affecting the subordination provided for herein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. Each Subordinated Creditor waives any and all notice of the creation, modification, renewal, extension, alteration, supplement or accrual of any of the Senior Capital Markets Debt and notice of or proof of reliance by the holders of Senior Capital Markets Debt upon this agreement, and the Senior Capital Markets Debt and any of them shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement. Each Subordinated Creditor acknowledges and agrees that the holders of Senior Capital Markets Debt have relied upon the subordination provided for herein in making funds available to the Borrower under the terms of such Senior Capital Markets Debt. Except as otherwise provided in this Agreement, each Subordinated Creditor waives notice or proof of reliance on this Agreement and protest, demand for payment and notice of default.

            SECTION 5. MISCELLANEOUS.

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

            5.1 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

            5.2 Further Assurances. Each Subordinated Creditor, at its own expense and at any time from time to time, upon the written request of Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Borrower reasonably may request for the purposes of assuring that the holders of Senior Capital Markets Debt obtain or preserve the full benefits of this Agreement and of the rights and powers herein granted.

            5.3 Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Senior Capital Markets Debt, on the one hand and the Subordinated Creditors on the other, and no other Person shall have any right, benefit or other interest under this Agreement.

            5.4 Notices. All notices, requests and demands hereunder to or upon the holders of Senior Capital Markets Debt, the Subordinated Creditors or the Borrower to be effective shall be in writing (or by fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (c) if by fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

         If to SBC or an
         SBC Subsidiary:         175 East Houston Street
                                 San Antonio Texas 78205
                                 Attention: Vice President-Treasurer
                                 Fax: 210-351-3849

         If to BellSouth or a
         BellSouth Subsidiary:   1155 Peachtree Street
                                 Atlanta, Georgia 30309-4599
                                 Attention: Vice President & Treasurer
                                 Fax: 404-249-2658

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

         If to the Borrower:     5565 Glenridge Connector
                                 Suite 1200
                                 Atlanta, Georgia 30342
                                 Attention: Vice President & Treasurer
                                 Fax: 404-236-6008

            If to the holders of Senior Capital Markets Debt, to the addresses specified in the instruments governing their terms (which in the case of Senior Capital Markets Debt issued pursuant to an indenture shall be the address for notices to the trustee thereof).

            The parties to this Agreement may change their addresses and transmission numbers for notices by notice to the other parties in the manner provided in this Section.

            5.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            5.6 Severability. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable. If any term of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of such term shall not be affected thereby.

            5.7 Controlling Agreement; Termination. Unless and until all Senior Capital Markets Debt has been paid in full, notwithstanding the provisions in the Subordinated Obligations, the provisions of this Agreement shall be controlling as to the matters set forth herein. This Agreement shall terminate and have no further force or effect on and as of the earlier of the date that the Senior Capital Markets Debt has been paid in full or the date that the Subordinated Obligations have been paid in full.

            5.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            5.9 Limitations on Amendment. So long as any Senior Capital Markets Debt is outstanding, no modification, supplement or waiver of any provision of this Agreement that would be materially adverse to any holder of Senior Capital Markets Debt

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

shall be effective with respect to the holder of any outstanding Senior Capital Markets Debt so affected unless expressly agreed to in writing by such holder (or such holder's representative, which in the case of any Senior Capital Markets Debt issued pursuant to an indenture shall be the trustee thereunder), provided, however, that no consent of any holder of outstanding Senior Capital Markets Debt shall be required to permit (a) amendment or elimination of any provision in accordance with Section 2.5(b), or (b) amendment of any provision of this Agreement in a manner substantially identical to any amendment, modification, supplement or waiver of a substantially identical provision contained in the Initial Subordination Agreement that was made with the consent of the Administrative Agent (acting with the approval of the Required Lenders (as defined in the Credit Agreement)).

            5.10 Representatives. Each Subsidiary Lender that is a subsidiary of SBC hereby appoints SBC as its agent and attorney-in-fact (a) for all purposes under this Agreement, including agreement to waivers and amendments, and (b) to execute and deliver other agreements pertaining to subordination of Shareholder Loans. Each Subsidiary Lender that is a subsidiary of BellSouth hereby appoints BellSouth as its agent and attorney-in-fact (a) for all purposes under this Agreement, including agreement to waivers and amendments, and (b) to execute and deliver other agreements pertaining to subordination of Shareholder Loans.

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

            IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed, all as of the date and year first above written.

                                                 CINGULAR WIRELESS LLC
                                                 By: Cingular Wireless
                                                       Management Corp.

                                                 By: /s/ Sean Foley
                                                    ----------------------------
                                                 Name: Sean Foley
                                                 Title: Vice President &
                                                        Treasurer


                                                 BELLSOUTH CORPORATION

                                                 By: /s/ Linda S. Harty
                                                    ----------------------------
                                                 Name: Linda S. Harty
                                                 Title: Vice President &
                                                        Treasurer


                                                 BELLSOUTH CELLULAR CORP.

                                                 By: /s/ Arthur B. Hillman
                                                    ----------------------------
                                                 Name: Arthur B. Hillman
                                                 Title: Vice President


                                                 CELLULAR CREDIT CORPORATION

                                                 By: /s/ Linda S. Bubacz
                                                    ----------------------------
                                                 Name: Linda S. Bubacz
                                                 Title: Vice President and
                                                        Treasurer

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

                                                 SBC COMMUNICATIONS INC.


                                                 By: /s/ Michael J. Viola
                                                    ----------------------------
                                                 Name: Michael J. Viola
                                                 Title: Vice President-Treasurer

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

                                                                      Schedule A

                                                                                                   Original
                                                          Original Stated                          Stated
Debtor            Original Lender      Current Holder     Principal Amount       Date of Loan      Maturity Date
------            ---------------      --------------     ----------------       ------------      -------------
Alloy LLC         SBC                  SBC
                  Communications       Communications     $10,000,000,000        10/02/2000        payable on
                  Inc.                 Inc.                                                        demand

Alloy LLC         SBC                  SBC
                  Communications       Communications     $     1,200,000        06/01/2000        payable on
                  Inc.                 Inc.                                                        demand

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

                                                                      Schedule B

                                                                                                       Original
                                                                Original Stated                         Stated
     Debtor             Original Lender      Current Holder     Principal Amount    Date of Loan     Maturity Date
     ------             ---------------      --------------     ----------------    ------------     -------------
BellSouth               BellSouth           Cellular Credit
Mobility Inc.           Cellular Corp.      Corporation         $    334,270,706      01/01/1998       12/31/2002

American Cellular
Communications          BellSouth           Cellular Credit
Corporation             Cellular Corp.      Corporation         $  1,200,726,948      01/01/1998       12/31/2002

Alabama Cellular        BellSouth           Cellular Credit
Service, Inc.           Mobility Inc.       Corporation         $    114,626,911      01/01/1998       12/31/2002

Florida Cellular        BellSouth           Cellular Credit
Service, Inc.           Mobility Inc.       Corporation         $    275,785,878      01/01/1998       12/31/2002

Kentucky CGSA, Inc.     BellSouth           Cellular Credit
                        Mobility Inc.       Corporation         $     75,160,458      01/01/1998       12/31/2002

Louisiana CGSA, Inc.    BellSouth           Cellular Credit
                        Mobility Inc.       Corporation         $     96,739,745      01/01/1998       12/31/2002

Jackson Cellular        Jackson             Cellular Credit
Corporation             Acquisition Corp.   Corporation         $     24,232,685      01/01/1998       12/31/2002

Orlando CGSA, Inc.      BellSouth           Cellular Credit
                        Mobility Inc.       Corporation         $    120,834,100      01/01/1998       12/31/2002

South Carolina          BellSouth           Cellular Credit
Cellular Service, Inc.  Mobility Inc.       Corporation         $     27,284,909      01/01/1998       12/31/2002

Anniston-Westel         American Cellular
Company, Inc.           Communications      Cellular Credit
                        Corp.               Corporation         $     44,142,555      01/01/1998       12/31/2002

Northeast Mississippi   BellSouth           Cellular Credit
Cellular, Inc.          Mobility Inc.       Corporation         $     17,225,359      01/01/1998       12/31/2002

Huntsville Cellular     BellSouth           Cellular Credit
Telephone Corp., Inc.   Cellular Corp.      Corporation         $      3,028,690      01/01/1998       12/31/2002

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

Westel-Milwaukee        American Cellular
Company, Inc.           Communications      Cellular Credit
                        Corp.               Corporation         $    348,023,837      01/01/1998       12/31/2002

Westel Richmond, Inc.   American Cellular
                        Communications      Cellular Credit
                        Corp.               Corporation         $     22,249,316      01/01/1998       12/31/2002

Georgia Cellular        American Cellular
Corporation             Communications      Cellular Credit
                        Corp.               Corporation         $    123,974,362      01/01/1998       12/31/2002

Georgia Cellular        American Cellular
Holdings, Inc.          Communications      Cellular Credit
                        Corp.               Corporation         $      1,791,869      01/01/1998       12/31/2002

Gary Cellular           American Cellular
Corporation             Communications      Cellular Credit
                        Corp.               Corporation         $      1,840,302      01/01/1998       12/31/2002

Westel-Indianapolis     American Cellular
Company                 Communications      Cellular Credit
                        Corp.               Corporation         $     58,280,003      01/01/1998       12/31/2002

Indiana Cellular        American Cellular
Communications          Communications      Cellular Credit
                        Corp.               Corporation         $      5,164,717      01/01/1998       12/31/2002

BellSouth Personal      BellSouth           BellSouth                                                  payable on
Communications Inc.     Corporation         Corporation         $    886,706,000      09/27/2000       demand

Alloy LLC               BellSouth           BellSouth                                                  payable on
                        Corporation         Corporation         $        800,000      06/01/2000       demand

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS


BellSouth Personal      Cellular Credit     Cellular Credit                                            payable on
Communications Inc.     Corporation         Corporation         $   *                 01/14/2000       demand

----------
*     No specific principal amount. The original stated principal amount of the note is for all working capital loans made by Cellular Credit Corporation.

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

                                                                       Exhibit A

                [FORM OF NOTICE OF ADDITIONAL SUBORDINATED DEBT]

Cingular Wireless LLC
[Address]

Re: Designation of Additional Subordinated Obligation

Ladies and Gentlemen:

            The undersigned hereby designates the following loan which has been extended by the undersigned to you or your Subsidiary as a Subordinated Obligation under the Subordination and Extension Agreement, dated as of November 20, 2000, as amended [include reference to any similar subordination agreement relating to Senior Pari Passu Debt], and the Capital Markets Debt Subordination Agreement, dated as of November 21, 2000:

                                 [describe debt]

            The foregoing description is hereby deemed added to Schedule [A] [B] of such Subordination and Extension Agreement and such Capital Markets Debt Subordination Agreement. [The undersigned hereby agrees that it shall be deemed a Subsidiary Lender under such Subordination and Extension Agreement and such Capital Markets Debt Subordination Agreement with respect to the above-referenced debt.]*

                                               Very truly yours,

                                               [SBC COMMUNICATIONS INC.]
                                               [BellSouth CORPORATION]
                                               [SUBSIDIARY LENDER]
cc: [Trustee]

----------
* Insert if delivered with respect to loan by subsidiary of SBC or BellSouth.

CINGULAR WIRELESS                                                  Exhibit 10.13
EXHIBITS

                                                                       Exhibit B

           [FORM OF NOTICE OF ADDITIONAL SENIOR CAPITAL MARKETS DEBT]

Cingular Wireless LLC
[Address]

Re: Approval of Additional Senior Capital Markets Debt

Ladies and Gentlemen:

            The undersigned hereby approves the following obligation that you propose to issue or have issued as "Senior Capital Markets Debt" under the Subordination and Extension Agreement, dated as of November 20, 2000, as amended [include reference to any similar subordination agreement relating to Senior Pari Passu Debt], and the Capital Markets Debt Subordination Agreement, dated as of November 21, 2000:

                              [describe obligation]

                                                       Very truly yours,


                                                       [SBC COMMUNICATIONS INC.]
[BellSouth CORPORATION]